         EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18
U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Ruby Tuesday, Inc. (the “Company”) on Form 10-Q for the period ending September 2, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “ Periodic Report”), I, Samuel E. Beall,III, Chairman of the Board and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Periodic Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: October 13, 2003	/s/ Samuel E. Beall, III Samuel E. Beall, III Chairman of the Board and Chief Executive Officer